FOR IMMEDIATE RELEASE

CORE MOLDING TECHNOLOGIES REPORTS STRONG FULL YEAR 2020 RESULTS

COLUMBUS, Ohio - March 11, 2021 - Core Molding Technologies, Inc. (NYSE American: CMT) (“Core
Molding”, “Core” or the “Company”) today announced results

for the full year and fourth quarter
ended December 31, 2020.

The Company recorded net

income of $8.2

million for the full

year 2020 compared to

a net loss

of $15.2
million for the same period

in 2019.

Operational improvements in 2020 drove the

increase in net income
as the Company benefited from the

completion of its turnaround started in

the fourth quarter of 2018.

For
the fourth quarter 2020,

the Company recorded a

net loss $0.9 million

compared to a

net loss of $5.5

million
for the fourth quarter

of 2019.

The 2020 fourth quarter

net loss includes a

one-time charge, net

of tax, of
$1.3 million from the

successful refinancing of the

Company’s debt in

October 2020.

Excluding the one-
time charge, the Company would have recorded net income of $0.4 million in the fourth quarter 2020.

The Company’s net sales decreased $61.9

million or 22% for the

full year 2020 to $222.4

million compared
to $284.3 million in

2019.

Lower demand from our

customers as a result

of a cyclical downturn

in the truck
market and the full year negative effect

of COVID-19 on most customer demand

were the primary drivers
of the sales decrease.

For the fourth quarter 2020,

net sales increased $4.5 million

or 8% to $60.7 million
compared to the same

period in 2019

due to increased demand

in the construction

and all-terrain vehicles
markets combined

with stable

demand in

the other

markets the

Company serves.

Customer demand
continued to

improve in

the fourth

quarter 2020

from COVID

-19 effected

demand levels

in the

second
quarter of 2020.

“The two

foundational components

of our

transformation strategy

are the

Core Molding

Values

and
Execution Excellence.

We first needed to create an inspired team and then create a culture of excellence in executing the

business,” said

David Duvall,

President and

Chief Executive

Officer.

“I am

proud of

the
progress we have made in

these areas and it directly

shows in our 2020 financial

performance.

Even with
a $62 million decrease in

net sales we were able

to increase our net income

by over $23 million.

These
two foundational components

must always remain

a part of

who Core Molding

is and how

we operate,”
concluded Duvall.

The Company generated

cash flows from

operations for the

full year 2020

of $28.2 million

compared to
$16.7 million for the same period of 2019.

Year

over year improvement in cash flows from operations is a
result of the Company’s operational improvements and focus on managing working capital.

Fourth Quarter 2020 Compared to Fourth Quarter 2019:
•

Net sales were $60.7 million compared to $56.1 million.
•

Product sales were $58.6 million compared to $54.6 million.
•

Gross margin was 16.4% compared to 6.0%.
•

Selling, general and administrative expenses were $7.0 million compared to $7.5 million.
•

Goodwill impairment charge was $4.1 million for the three months ended December 31, 2019.

•

Operating income was $3.0 million compared to operating loss of $4.1 million.
•

Net loss was $0.9 million, or ($0.10) per share, compared to net loss of $5.5 million, or ($0.69) per share.

Year

ended 2020 Compared

to Year

ended 2019:
•

Net sales were $222.4 million compared to $284.3 million.
•

Product sales were $210.6 million compared to $269.0 million.

•

Gross margin was 15.5% compared to 7.6%.
•

Selling, general and administrative expenses were $24.1 million compared to $28.9 million.
•

Goodwill impairment charge was $4.1 million for the year ended December 31, 2019.

•

Operating income was $10.4 million compared to operating loss of $11.5 million.
•

Net income was $8.2 million, or $0.98 per share, compared to net loss of $15.2 million, or ($1.94)
per share.

Full year and fourth

quarter 2020 gross margin increased

over the same periods in

2019 primarily as a

result
of product

mix and

operational improvements.

“Operational improvements

implemented as

part of

the
Company’s turnaround

have stabilized

the Company’s

performance and

improved the

Company’s
profitability,” said John Zimmer,

Executive Vice President and Chief Financial Officer.

Full year and

fourth quarter 2020

selling, general and

administrative expenses decreased

compared to the
same period in 2020 due primarily to

lower professional services, due to the stabilization of

the Company’s
operations in

2020, and

due to

lower travel

costs due

to travel

restrictions resulting

from the

effects of
COVID-19.

In addition, the Company received

$1.4 million of COVID-19 related government

subsidies in
the second and third quarter of

2020 which reduced full year 2020 selling,

general and administrative costs.

Full year operating income improved to $10.4 million from an operating loss of $11.5 million in 2019.

“I
am incredibly

proud of

the entire

team who

proved we

have the

ability to

adapt to

any challenge

while
executing with

excellence in

2020.

In the

second quarter

we cut

cost, improved

inventory turns,

and
protected against the

early pandemic customer

shutdowns.

In the second

half of 2020

we used the

same
flexibility and

operational execution

techniques to

deliver on

rapidly increasing

demands,” said

Eric
Palomaki, Executive Vice

President of Operations.

“The 2020 results are a testament

to the creativity and

the ability to

handle both extremes

with a desire

to win with

integrity and demonstrates

our preparedness
for 2021 and the right to grow and pursue the future transformation of business,” concluded Palomaki.

Financial Position at December 31, 2020:
•

Total assets of $165.5 million.
•

Revolving line of credit debt of $0.4 million.
•

Term loan debt of $27.7 million.
•

Stockholders’ equity of $93.9 million.

The Company’s

debt to equity

ratio as of

December 31, 2020

is 30%.

“As a result

of refinancing of

the
Company’s credit facility in the fourth quarter of 2020 and due to strong cash flows from operations for all of 2020, the Company has been able to reduce its debt to equity ratio nearly in half from the 2019 year end level of 59%,” said Zimmer.

“With the improvement in

the Company’s debt to

equity ratio, the Company
is in good position financially to turn its attention to growing the business,” concluded Zimmer.

Outlook
Looking forward,

based on

industry analysts’

projections and

customer forecasts,

the Company

expects
sales levels

for 2021

to increase

compared to

2020.

In the

Company’s largest

market, North

American
heavy-duty truck, ACT Research is

forecasting production to increase approximately

41%.

In several other
industries the Company

serves, customers are

forecasting higher demand

in 2021 including

in the marine
and all-terrain vehicle markets.

The Company

anticipates higher

raw material

costs in

2021 as

global economies

continue to

strengthen
from the COVID-19 effected 2020 economic levels. Global demand for certain raw materials the Company
uses has increased

in the second

half of 2020

and in the

first quarter of

2021.

As a result,

suppliers have
been increasing the price of these

materials.

The Company has the ability to

pass through a portion, but not
all, of the cost increases to its customers.

In February 2021,

an unprecedented winter

storm in Texas

and Mexico caused

operational disruptions to
many companies in the area including

the Company’s Matamoros and Monterey Mexico operations as well as to

our customers

and suppliers.

Much of

North American

resins and

glass supply

originate from

the
region and these

supplier operations were

significantly affected

causing suppliers to

claim force majeure
and set supply allocations.

While the Company has

been able to coordinated

its raw material supply with
customer demand, other

supplier disruptions throughout our

customers’ supply chain

have resulted in

our
customers delaying orders.

In addition, suppliers

of certain materials,

such as polypropylene,

have increased
prices due to a shortage of supply.

Suppliers have indicated they anticipate supply levels to recover during the second quarter of 2021
.

“We are now able to effectively leverage our ability to execute well by better serving our current customers
and continuing

our diversification

of the

business.

With our

expertise and

industry leading

breadth of
composite and plastic processes we

can offer complete solutions

that are uniquely developed to

maximize
value for

our customers’

applications,” said

Duvall. “We

are increasing

our investment

in materials

development, technology and applications

engineering to better understand the

market needs and translate
those to high

value solutions

for our customers.

With more

focus on environmental

stewardship we are
seeing increased interest

in composite and

plastic solutions that

provide lighter weights,

consolidation of
components, and higher performance,” concluded Duvall.

About Core Molding Techno

logies, Inc.

Core Molding

Technologies and

its subsidiaries

operate in

one operating segment

as a

molder of
thermoplastic and thermoset structural

products. The Company's operating segment

consists of two
component reporting units,

Core Traditional and

Horizon Plastics. The

Company offers customers

a wide
range of

manufacturing processes

to fit

various program

volume and

investment requirements.

These
processes include compression

molding of sheet

molding compound ("SMC"),

bulk molding compounds
("BMC"), resin transfer

molding ("RTM"),

liquid molding of

dicyclopentadiene ("DCPD"), spray-up

and
hand-lay-up, direct long

-fiber thermoplastics ("D-LFT")

and structural foam

and structural web

injection
molding ("SIM"). Core Molding Technologies serves a wide variety of markets, including the medium and heavy-duty truck,

marine, automotive,

agriculture, construction,

and other

commercial products.

The
demand for Core Molding Technologies’ products

is affected by economic conditions in the United States,
Mexico, and Canada. Core

Molding Technologies’

manufacturing operations have a

significant fixed cost
component. Accordingly,

during periods

of changing

demand, the

profitability of

Core Molding
Technologies’ operations may change proportionately more than revenues from operations.

This press

release contains

forward-looking statements

within the meaning

of the federal

securities laws.
As a

general matter,

forward-looking statements

are those

focused upon

future plans,

objectives or
performance as

opposed to

historical items

and include

statements of

anticipated events

or trends

and
expectations and

beliefs relating

to matters

not historical

in nature.

Such forward

-looking statements
involve known and

unknown risks

and are

subject to uncertainties

and factors relating

to Core

Molding
Technologies'

operations and business environment, all of which are difficult to predict and many of which are beyond

Core Molding

Technologies'

control.

Words

such as

“may,” “will,”

“could,” “would,”
“should,” “anticipate,”

“predict,” “potential,”

“continue,” “expect,”

“intend,” “plans,”

“projects,”
“believes,” “estimates,”

“encouraged,” “confident”

and similar

expressions are

used to

identify these
forward-looking statements.

These uncertainties

and factors

could cause

Core Molding

Technologies'
actual results

to differ

materially from

those matters

expressed in

or implied

by such

forward-looking
statements.

Core Molding

Technologies

believes that

the following

factors, among

others, could

affect its

future
performance and

cause actual

results to

differ materially

from those

expressed or

implied by

forward-
looking statements made in this Annual Report on Form 10-K: business conditions in the plastics,
transportation, marine and

commercial product

industries (including changes

in demand for

truck
production); federal

and state

regulations (including

engine emission

regulations); general

economic,
social, regulatory (including foreign trade

policy) and political environments

in the countries

in which Core
Molding Technologies

operates; the adverse

impact of coronavirus

(COVID-19) global pandemic

on our
business, results

of operations, financial

position, liquidity or

cash flow,

as well as

impact on customers
and supply chains; safety and

security conditions in Mexico and

Canada; fluctuations in foreign

currency
exchange rates; dependence upon certain major customers as the primary source of Core Molding
Technologies’

sales revenues; efforts of Core

Molding Technologies to expand its customer

base; the ability
to develop

new and

innovative products

and to

diversify markets,

materials and

processes and

increase
operational enhancements;

ability to

accurately quote

and execute

manufacturing processes

for new

business; the

actions of

competitors, customers,

and suppliers;

failure of

Core Molding

Technologies’
suppliers to

perform their

obligations; the

availability of

raw materials;

inflationary pressures;

new
technologies; regulatory matters;

labor relations; labor

availability; a work stoppage

or labor disruption
at one of

our union locations

or one of

our customer or

supplier locations; the

loss or

inability of Core
Molding Technologies

to attract and

retain key

personnel; the Company's

ability to successfully

identify,
evaluate and

manage potential

acquisitions and

to benefit

from and

properly integrate

any completed
acquisitions; federal,

state and

local environmental

laws and

regulations; the

availability of

sufficient
capital; the

ability of

Core Molding

Technologies

to provide

on-time delivery

to customers,

which may
require additional

shipping expenses to ensure

on-time delivery or

otherwise result

in late fees

and other
customer charges;

risk of

cancellation or rescheduling

of orders;

management’s

decision to pursue

new
products or businesses which involve additional costs,

risks or capital expenditures; inadequate insurance
coverage to

protect against

potential hazards;

equipment and

machinery failure;

product liability

and
warranty claims; and other

risks identified from

time to time in

Core Molding Technologies’

other public
documents on file

with the Securities

and Exchange Commission,

including those described

in Item 1A

of
this Annual Report on Form 10-K.

Company Contact:
John Zimmer
Exec Vice President & Chief Financial Officer
614-870-5604
jzimmer@coremt.com

(See Accompanying Tables)

CORE MOLDING TECHNOLOGIES, INC.
Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, expect per share data)
Three Months Ended
Year

Ended
December 31, December 31,
2020 2019 2020 2019
Net sales:
Products $ 58,563 $ 54,585 $ 210,580 $ 268,987
Tooling 2,091 1,537 11,776 15,303
Total

net sales
60,654 56,122 222,356 284,290
Total

cost of sales
50,687 52,740 187,882 262,784
Gross margin
9,967 3,382 34,474 21,506
Selling, general and administrative expense 6,953 7,503 24,084 28,934
Goodwill impairment — — — 4,100
Total

expenses
6,953 7,503 24,084 33,034
Operating income (loss)
3,014 (4,121) 10,390
(11,528)
Other income and expense
Interest expense 2,586 1,266 5,923 4,144
Net periodic post-retirement benefit cost
(20) (22) (80)
(94)
Total

other income and expense
2,566 1,244 5,843 4,050
Income (loss) before taxes
448 (5,365) 4,547
(15,578)
Income tax expense (benefit)
1,315 97
(3,618)
(335)
Net income (loss)
(867) $ (5,462) $ 8,165 $ (15,223)
Net income (loss) per common share:
Basic $ (0.10) $ (0.69) $ 0.98 $ (1.94)
Diluted $ (0.10) $ (0.69) $ 0.98 $ (1.94)
Weighted average shares outstanding:
Basic 7,975 7,868 7,936 7,830
Diluted 7,975 7,868 7,936 7,830

Condensed Consolidated Balance Sheets
(in thousands)
As of 12/31/2020
(Unaudited)
As of
12/31/2019
Assets:
Cash $ 4,131 $
1,856

1,856
Accounts Receivable, net 27,584 32,424
Inventories, net 18,360 21,682
Other Current Assets 6,403 5,263
Right of Use Asset 2,754 4,484
Property, Plant and Equipment, net 74,052 79,206
Goodwill 17,376 17,376
Intangibles, net 11,516 13,464
Other Long-Term Assets 3,332 3,551
Total

Assets
$ 165,508 $ 179,306
Liabilities and Stockholders' Equity
Current Portion of Long-Term Debt $

2,535
$ 37,443
Current Portion of Revolving Debt 420 12,008
Accounts Payable 16,994 19,910
Compensation and Related Benefits 8,305 5,515
Accrued Other Liabilities 6,322 7,725
Lease Liability 2,693 3,119
Long-Term Debt 25,198 —
Post Retirement Benefits Liability 9,109 9,160
Stockholders' Equity 93,932 84,426
Total

Liabilities and Stockholders' Equity
$ 165,508 $ 179,306

Year

Ended
December 31,
2020 2019
Cash flows from operating activities:
Net income (loss) $ 8,165 $ (15,223)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization 11,662 10,376
Deferred income tax 1,097 (873)
Mark-to-market of interest rate swap — 67
Goodwill impairment — 4,100
Share-based compensation 1,355 1,564
Losses (gains) on foreign currency 237 (33)
Change in operating assets and liabilities:
Accounts receivable 4,840 13,044
Inventories 3,322 4,083
Prepaid and other assets (2.017) 2,587
Accounts payable (3,142) (4,849)
Accrued and other liabilities 2,909 3,420
Post retirement benefits liability (264) (1,628)
Net cash provided by operating activities
28,164 16,701
Cash flows from investing activities:
Purchase of property, plant and equipment (3,683) (7,460)
Net cash used in investing activities
(3,683) (7,460)
Cash flows from financing activities:
Gross repayments on revolving line of credit (68,381) (199,782)
Gross borrowings on revolving line of credit 56,793 194,414
Proceeds from term loan 30,165 —
Payment of principal on term loan (38,725) (3,375)
Payment of deferred loan costs (2,038
)
(435)
Payments related to the purchase of treasury stock (20) (98)
Net cash provided by (used in) financing activities
(22,206) (9,276)
Net change in cash and cash equivalents
2,275 (35)
Cash and cash equivalents at beginning of period
1,856 1,891
Cash and cash equivalents at end of period
$ 4,131 $ 1,856
Cash paid for:
Interest $ 3,854 $ 3,869
Income taxes $ 570 $ 1,284
Non cash investing activities:
Fixed asset purchases in accounts payable $ 147 $ 158

Three Months Ended
December 31,
2020 2019
Cash flows from operating activities:
Net income (loss) $ (867) $ (5,462
)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization 3,237 2,676
Deferred income tax 580 (241)
Mark-to-market of interest rate swap — 67
Goodwill impairment — —
Share-based compensation 296 300
Losses (gains) on foreign currency 34 55
Change in operating assets and liabilities:
Accounts receivable (1,278) 13,422
Inventories (3,127) 1,731
Prepaid and other assets (1,270) 687
Accounts payable (1,089) (2,344)
Accrued and other liabilities 671 3,167
Post retirement benefits liability (75) (1,330
)
Net cash (used in) provided by operating activities
(2,888) 12,728
Cash flows from investing activities:
Purchase of property, plant and equipment (967) (1,180
)
Net cash used in investing activities
(967) (1,180
)
Cash flows from financing activities:
Gross repayments on revolving line of credit (9,025) (51,103
)
Gross borrowings on revolving line of credit 9,445 42,293
Proceeds from term loan 29,990 —
Payment of principal on term loan (35,334) (843)
Payment of deferred loan costs (1,898
)
(1)
Payments related to the purchase of treasury stock — (38)
Net cash provided by (used in) financing activities
(6,823) (9,692)
Net change in cash and cash equivalents
(10,678) 1,856
Cash and cash equivalents at beginning of period
14,809 1,856
Cash and cash equivalents at end of period
$ 4,131 $ —
Cash paid for:
Interest $ 331 $ 1,163
Income taxes $ 103 $ 124
Non cash investing activities:
Fixed asset purchases in accounts payable $ 147 $ 158